Filed Pursuant to Rule 497

 File No. 333-207678

NORTHSTAR REAL ESTATE CAPITAL INCOME FUND

 Supplement No. 4 dated August 28, 2018 to the

Prospectus dated April 30, 2018

This Supplement No. 4 (this “Supplement”) contains information which amends, supplements or modifies certain information contained in the Prospectus of NorthStar Real Estate Capital Income Fund (the “Trust”), dated April 30, 2018, as supplemented and amended (the “Prospectus”). Capitalized terms used in this Supplement shall have the meanings ascribed to them in the Prospectus unless the context otherwise requires. The purpose of this Supplement is to disclose revisions related to the following:

•	The entrance into a new wholesale marketing agreement and corresponding termination of the existing wholesale marketing agreement.

You should carefully consider the “Risk Factors” beginning on page 59 of the Prospectus before you decide to invest in the Trust’s common shares.

Wholesale Marketing Agreement

In connection with the contribution of NorthStar Securities in April 2018 to Colony S2K Holdings LLC (“Colony S2K”), the wholesale marketing agreement between the Trust’s Distributor and NorthStar Securities has been terminated, and the Distributor has entered into a new wholesale marketing agreement with S2K Financial LLC, a wholly owned subsidiary of Colony S2K. Therefore, all references in the Prospectus, other than such references as modified in Supplement No. 2 dated June 26, 2018, to: (i) “NorthStar Securities, LLC” are replaced with “S2K Financial LLC” and (ii) “NorthStar Securities” are replaced with “S2K Financial.” The terms of the new wholesale marketing agreement between the Trust’s Distributor and S2K Financial LLC are substantively similar to the previous wholesale marketing agreement between the Trust’s Distributor and NorthStar Securities.